CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
CONSOLIDATED STATEMENTS OF OPERATIONS
Net sales	$ 47,390	$ 42,682
Cost of goods sold	28,368	22,121
Gross profit	19,022	20,561
Sales and marketing	18,825	17,565
General and administrative	13,963	10,641
Research and development	9,266	5,954
Total operating expenses	42,054	34,160
Loss from operations	(23,032)	(13,599)
Interest expense	5,324	5,633
Other (income) expense, net	(3,579)	2,567
Loss before provision for income taxes	(24,777)	(21,799)
Income tax expense	55	26
Net loss	(24,832)	(21,825)
Accretion of Convertible Preferred Stock		3,510
Net loss attributable to common stockholders	$ (24,832)	$ (25,335)
Net loss per share - basic	$ (2.38)	$ (8.88)
Net loss per share - diluted	$ (2.38)	$ (8.88)
Weighted average common shares outstanding - basic	10,444,767	2,852,541
Weighted average common shares outstanding - diluted	10,444,767	2,852,541